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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


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      Date of Report (Date of earliest event reported): February 2, 2005
                                                        (January 29,2005)


                             TrustCo Bank Corp NY
            (Exact name of registrant as specified in its charter)


                                   New York
                (State or other jurisdiction of incorporation)


        0-10592                                        14-1630287
(Commission File Number)                    (IRS Employer Identification No.)


                 5 Sarnowski Drive, Glenville, New York 12302
             (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (518) 377-3311


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TrustCo Bank Corp NY


Item 5.02 (b).      Departure of Directors or Principal Officers;
                    Election of Directors; Appointment of Principal Officers

                    Barton A. Andreoli, a Director of TrustCo Bank Corp NY since 1993, died on January 29, 2005 of natural causes.


















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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 2, 2005


                                           TrustCo Bank Corp NY
                                           (Registrant)


                                           By: /s/ Robert T. Cushing
                                               ----------------------------
                                               Robert T. Cushing
                                               Executive Vice President and
                                               Chief Financial Officer


















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